Exhibit 10.10

OFFICE SPACE SUBLEASE AGREEMENT

This OFFICE SPACE SUBLEASE AGREEMENT (this “Agreement”) is dated and effective as of January 1, 2015 (“Effective Date”), by and MICHIGAN LIFE VENTURES, LLC a Michigan limited liability company with offices located at 43334 Seven Mile Road, Suite 100, Northville, MI 48167 (“MLV”), and, Gemphire Therapeutics Inc. a Delaware corporation with offices located at 43334 Seven Mile Road, Suite 1000, Northville, MI 48167 (“GEMPHIRE”).

A.                                    MLV has leased 1609sf of space at 43334 Seven Mile Road, Suite 1000, Northville, MI 48167 (the “MLV Space”).

B.                                    GEMPHIRE desires to use a portion of the MLV Space for the Permitted Use, as defined in Section 3.  MLV is willing to allow GEMPHIRE to use a portion of the Building for such purpose upon the terms and conditions contained herein.

AGREEMENT

1.             Description of Office Space Area.  MLV hereby grants GEMPHIRE a sublease to use that portion of the MLV Space (including access to light and other utility switches and controls), as set forth in Exhibit A (the “Office Space Area”), for the Permitted Use (as defined in Section 3) and on the terms, covenants and conditions set forth herein. GEMPHIRE hereby accepts the Office Space Area on an “AS-IS” “WHERE-IS” basis, without any representation or warranty from MLV whatsoever with respect thereto.

2.             Term and Termination.  The term (“Term”) of this Agreement shall commence on the Effective Date and shall terminate on June 30, 2015, unless this Agreement (i) is earlier terminated by MLV in accordance with Section 10 of this Agreement or (ii) is extended by written amendment to this Agreement entered into by MLV and GEMPHIRE.

3.             Permitted Use of Office Space Area.  The Office Space Area may be used by GEMPHIRE in its business only for research and development of pharmaceuticals (the “Permitted Use”).

4.             Rent.

(a)           “Gross rent” (“Rent”) during the Term shall be $1,500.00 per month, commencing on January 1, 2015.  For purposes of this Agreement, Rent shall include, but not be limited to, base rent, real estate property taxes and assessments, property insurance, operating expenses (including CAM), maintenance costs, management fees, snow removal and landscaping, phone and fax use, all utility costs and the use of all office equipment.

(b)           As set forth above, Rent shall commence on January 1, 2015.  Rent for the first quarter of the Term shall be due and payable within 30 days of the invoice date and thereafter shall be due and payable in full, in advance, on the first day of the beginning of each succeeding quarter during the Term.  All payments of Rent shall be paid to Michigan Life

Ventures, LLC, 43334 Seven Mile Road, Suite 100, Northville, Michigan 48167.

5.             Repairs/Maintenance/Utilities.  During the Term, GEMPHIRE shall take good care of the Office Space Area, its appurtenances, fixtures and equipment, and shall not alter, drill into, disfigure or deface any part of the Office Space Area or the buildings, grounds or any part or portion of the Building of which the Office Space Area is a part without first obtaining MLV’s written consent, which consent may be withheld in MLV’s sole and absolute discretion but shall be reasonably given.

6.             Assignment.  GEMPHIRE shall not assign this Agreement or any interest in this Agreement or permit the use of the Office Space Area by any person or persons other than GEMPHIRE.  Any attempted assignment shall void this Agreement.

7.             Surrender.  Upon the expiration or earlier termination of this Agreement, GEMPHIRE shall remove all personal property and other effects not belonging to MLV from the Office Space Area and shall leave the Office Space Area broom clean and otherwise in the condition received (ordinary wear and tear, casualty, obsolescence and acts of MLV excepted).  Nothing contained herein shall be deemed to constitute MLV’s agreement to allow GEMPHIRE to hold over.

8.             [INTENTIONALLY OMITTED]

9.             Security Deposit.  MLV waives the payment of a security deposit by GEMPHIRE.

10.          Default by GEMPHIRE.  In the event that GEMPHIRE defaults under, or breaches, any or all of its obligations under this Agreement, MLV shall have the right to deliver a written notice to GEMPHIRE, terminating this Agreement and the Agreement granted to GEMPHIRE hereunder (“Termination Notice”), unless such default is cured by GEMPHIRE within thirty (30) days of its receipt of the Termination Notice (five (5) days in the case of any failure to pay Rent).  Such termination shall be deemed immediate upon the expiration of such notice period.

11.          Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same Agreement.  Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of an original executed counterpart.

12.          Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan.

13.          Signage.  GEMPHIRE shall not affix any sign of any size or character to any portion of the Property, without prior written approval of MLV, which approval shall not be unreasonably withheld or delayed, and then only in accordance with the landlord’s requirements.  GEMPHIRE shall remove all signs of GEMPHIRE upon the expiration or earlier termination of this Lease and immediately repair any damage to either or both of the Property and the Premises caused by, or resulting from, such removal or the installation or existence of the signs.

IN WITNESS WHEREOF, MLV and GEMPHIRE have executed this Agreement as of the date first above written.  Individuals signing on behalf of a principal warrant that they have the authority to bind their principals.  This Agreement shall not be effective until an appropriate written consent hereto has been executed and delivered by Lessor.

Michigan Life Ventures, LLC

By:	/s/ Charles Bisgaier
Charles Bisgaier, Ph.D.
Chief Executive Manager

Gemphire Therapeutics Inc.:

By:	/s/ Mina Sooch
Mina Sooch

Its:	CEO & President

EXHIBIT A

Office Space Area Description

(attached)

A-1

AMENDMENT NO. 1 TO OFFICE SPACE SUBLEASE AGREEMENT

This Amendment No. 1 to the Office Space Sublease Agreement dated effective May 6, 2015 (this “Amendment”) is made by and between Gemphire Therapeutics Inc. (“GEMPHIRE”) and Michigan Life Ventures, LLC (“MLV”).  This Amendment amends the Office Space Sublease Agreement with an effective date of January 1, 2015, by and between GEMPHIRE and MLV (the “Agreement”).  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

The parties want to amend the Agreement to extend the term of the Agreement through August 31, 2015, and because of the prepayment of rent no rent will be paid by Gemphire for the final two months of the lease term. Additionally, the parties obligations related to the cleaning of the offices is addressed.

The parties hereby amend the Agreement as follows:

1.              Section 2 of the Agreement is amended by deleting the date “June 30, 2015” and replacing it with “August 31, 2015”.

2.              The parties agree that there will be no rent due and payable for the months of July and August of 2015 because of prepayment of rent by GEMPHIRE.

3.              The parties agree that GEMPHIRE will be responsible for 60% of the cleaning fees incurred by MLV through the term of the Agreement and MLV will be responsible for 40% of these fees.

Except as amended hereby, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 by their duly authorized representatives effective the date set forth above.

Gemphire Therapeutics Inc.		Michigan Life Ventures, LLC

By:	/s/ Mina Sooch	By:	/s/ Charles L. Bisgaier

Name:	Mina Sooch	Name:	Charles L. Bisgaier

Title:	CEO	Title:	Chief Executive Manager

	Duly Authorized		Duly Authorized

Date:	7-3-15	Date:	7-3-15

AMENDMENT NO. 2 TO OFFICE SPACE SUBLEASE AGREEMENT

This Amendment No. 2 to the Office Space Sublease Agreement dated effective August 31, 2015 (this “Amendment”) is made by and between Gemphire Therapeutics Inc. (“GEMPHIRE”) and Michigan Life Ventures, LLC (“MLV”).  This Amendment amends the Office Space Sublease Agreement with an effective date of January 1, 2015, by and between GEMPHIRE and MLV (the “Agreement”).  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

The parties want to amend the Agreement to extend the term of the Agreement through September 30, 2015, extend the amount of office space to be occupied by GEMPHIRE and increase the amount of cleaning fees to be paid by GEMPHIRE.

The parties hereby amend the Agreement as follows:

1.              The Office Space Area is increased to 90% of the MLV Space.

2.              Section 2 of the Agreement is amended by deleting the date “August 31, 2015” and replacing it with “September 30, 2015”.

3.              Section 4.a. of the Agreement is amended by increasing the rent amount to be paid from $1,500.00 to $2,250.00 because of the increase in the Office Space Area.

4.              The parties agree that GEMPHIRE will be responsible for 100% of the cleaning fees beginning September 1, 2015.

Except as amended hereby, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 by their duly authorized representatives effective the date set forth above.

Gemphire Therapeutics Inc.		Michigan Life Ventures, LLC

By:	/s/ Mina Sooch	By:	/s/ Charles L. Bisgaier

Name:	Mina Sooch	Name:	Charles L. Bisgaier

Title:	President & CEO	Title:	Chief Executive Manager

	Duly Authorized		Duly Authorized

Date:	8/27/2015	Date:	8/25/2015

AMENDMENT NO.3 TO OFFICE SPACE SUBLEASE AGREEMENT

This Amendment No. 3 to the Office Space Sublease Agreement dated effective September 25, 2015 (this “Amendment”) is made by and between Gemphire Therapeutics Inc. (“GEMPHIRE”) and Michigan Life Ventures, LLC (“MLV”).  This Amendment amends the Office Space Sublease Agreement with an effective date of January 1, 2015, by and between GEMPHIRE and MLV (the “Agreement”).  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

The parties want to amend the Agreement to extend the term of the Agreement through October 31, 2015.

The parties hereby amend the Agreement as follows:

1.                                      Section 2 of the Agreement is amended by deleting the date “September 30, 2015” and replacing it with “October 31, 2015”.

2.                                      Section 4.a. of the Agreement is amended by increasing the rent amount to be paid from $2,250.00 to $2,500.00 because of the increase in rent for the space.

Except as amended hereby, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 by their duly authorized representatives effective the date set forth above.

Gemphire Therapeutics Inc.		Michigan Life Ventures, LLC

By:	/s/ Mina Sooch	By:	/s/ Charles L. Bisgaier

Name:	Mina Sooch	Name:	Charles L. Bisgair

Title:	CEO	Title:	Chief Executive Manager

	Duly Authorized		Duly Authorized

Date:	9/25/2015	Date:	Sept 25, 2015

AMENDMENT NO. 4 TO OFFICE SPACE SUBLEASE AGREEMENT

This Amendment No. 4 to the Office Space Sublease Agreement dated effective October 31, 2015 (this “Amendment”) is made by and between Gemphire Therapeutics Inc. (“GEMPHIRE”) and Michigan Life Ventures, LLC (“MLV”).  This Amendment amends the Office Space Sublease Agreement with an effective date of January 1, 2015, by and between GEMPHIRE and MLV (the “Agreement”).  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

The parties want to amend the Agreement to extend the term of the Agreement through December 31, 2015, extend the amount of office space to be occupied by GEMPHIRE and increase the amount of cleaning fees to be paid by GEMPHIRE.

The parties hereby amend the Agreement as follows:

1.                                      Section 2 of the Agreement is amended by deleting the date “October 31, 2015” and replacing it with “December 31, 2015”.

Except as amended hereby, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 4 by their duly authorized representatives effective the date set forth above.

Gemphire Therapeutics Inc.		Michigan Life Ventures, LLC

By:	/s/ Mina Sooch	By:	/s/ Charles L. Bisgaier

Name:	Mina Sooch	Name:	Charles L. Bisgair

Title:	President & CEO	Title:	Chief Executive Manager

	Duly Authorized		Duly Authorized

Date:	Oct. 23, 2015	Date:	Oct. 23, 2015

AMENDMENT NO. 5 TO OFFICE SPACE SUBLEASE AGREEMENT

This Amendment No. 5 to the Office Space Sublease Agreement dated effective December 16, 2015 (this “Amendment”) is made by and between Gemphire Therapeutics Inc. (“GEMPHIRE”) and Michigan Life Ventures, LLC (“MLV”).  This Amendment amends the Office Space Sublease Agreement with an effective date of January 1, 2015, by and between GEMPHIRE and MLV (the “Agreement”).  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

The parties want to amend the Agreement to extend the term of the Agreement through March 31, 2016, extend the amount of office space to be occupied by GEMPHIRE and increase the amount of cleaning fees to be paid by GEMPHIRE.

The parties hereby amend the Agreement as follows:

1.                                      Section 2 of the Agreement is amended by deleting the date “December 31, 2015” and replacing it with “March 31, 2016”.

Except as amended hereby, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 5 by their duly authorized representatives effective the date set forth above.

Gemphire Therapeutics Inc.		Michigan Life Ventures, LLC

By:	/s/ Mina Sooch	By:	/s/ Charles L. Bisgaier

Name:	Mina Sooch	Name:	Charles L. Bisgaier

Title:	CEO & President	Title:	Chief Executive Manager

	Duly Authorized		Duly Authorized

Date:	12-16-2015	Date:	12/16/2015

AMENDMENT NO. 6 TO OFFICE SPACE SUBLEASE AGREEMENT

This Amendment No. 6 to the Office Space Sublease Agreement dated effective March 4, 2016 (this “Amendment”) is made by and between Gemphire Therapeutics Inc. (“GEMPHIRE”) and Michigan Life Ventures, LLC (“MLV”). This Amendment amends the Office Space Sublease Agreement with an effective date of January 1, 2015, by and between GEMPHIRE and MLV (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

The parties want to amend the Agreement to extend the term of the Agreement through December 31, 2016, and provide a 30 day termination notice for both parties.

The parties hereby amend the Agreement as follows:

1.    Section 2 of the Agreement is amended by deleting the date “March 31, 2016” and replacing it with “December 31, 2016”.

2.    The parties agree that the Agreement may be terminated by either party by providing 30 days prior written notice to the other party.

Except as amended hereby, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 6 by their duly authorized representatives effective the date set forth above.

Gemphire Therapeutics Inc.		Michigan Life Ventures, LLC

By:	/s/ Mina Sooch	By:	/s/ Charles L. Bisgaier

Name:	Mina Sooch	Name:	Charles L. Bisgaier

Title:	CEO	Title:	Chief Executive Manager

	Duly Authorized		Duly Authorized